EX-99.j.1.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 23, 2007, relating to the financial statements and financial highlights which appears in the November 30, 2006 Annual Report to Shareholders of DFA Investment Dimensions Group Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm”, “Disclosure of Portfolio Holdings” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 30, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 23, 2007, relating to the financial statements and financial highlights which appears in the November 30, 2006 Annual Report to Shareholders of The DFA Investment Trust Company, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Other Service Providers”, “Disclosure of Portfolio Holdings” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 30, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 23, 2007, relating to the financial statements and financial highlights which appears in the November 30, 2006 Annual Report to Shareholders of Dimensional Emerging Markets Value Fund Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Disclosure of Portfolio Holdings” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 30, 2007